                                                                     EXHIBIT 10
                              BSB CAPITAL TRUST I

                      $30,000,000 8.125% Capital Securities

            Fully and Unconditionally Guaranteed as to Distributions
                              and Other Payments by

                                BSB BANCORP, INC.




                               PURCHASE AGREEMENT

                                                              New York, New York
                                                                   July 21, 1998


Keefe, Bruyette & Woods, Inc.
Two World Trade Center
85th Floor
New York, New York 10048

Ladies and Gentlemen:

            BSB Bancorp, Inc., a Delaware corporation (the "Company"), and BSB Capital Trust I, a Delaware statutory business trust (the "Trust"), propose to sell to you (the "Initial Purchaser") $30,000,000 aggregate liquidation amount 8.125% Capital Securities of the Trust, having a stated liquidation amount of $1,000 per capital security (the "Capital Securities"), on the terms and conditions set forth herein.

            The Capital Securities will be fully and unconditionally guaranteed on a subordinated basis by the Company with respect to distributions and amounts payable upon liquidation, redemption or repayment (the "Guarantee") pursuant to the Capital Securities Guarantee Agreement (the "Guarantee Agreement"), to be dated as of the Closing Date specified in Section 3 hereof and executed and delivered by the Company and Bankers Trust Company, as trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Capital Securities. The entire proceeds from the sale of the Capital Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities") and will be used by the Trust to purchase $30,928,000 principal amount of the 8.125% Junior Subordinated Deferrable Interest Debentures of the Company (the "Junior Subordinated Debentures"). The Capital Securities and the Common Securities for the Trust will be issued pursuant to the Amended and Restated Trust Agreement (the "Trust Agreement"), to be dated as of the Closing Date among the Company, as Depositor, Bankers Trust (Delaware), a Delaware corporation (the "Delaware Trustee"), Bankers Trust Company (the "Property Trustee"), and the holders from time to time of


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

undivided beneficial interests in the assets of the Trust. The Common Securities will be fully and unconditionally guaranteed on a subordinated basis by the Company with respect to distributions and amounts payable upon liquidation, redemption or repayment pursuant to the Guarantee Agreement. The Junior Subordinated Debentures will be issued pursuant to an Indenture, to be dated as of the Closing Date, (the "Indenture"), between the Company and Bankers Trust Company, as trustee (the "Indenture Trustee").

            Holders of the Securities (as defined herein) will be entitled to the benefits of the Registration Rights Agreement, dated the date hereof, among the Company, the Trust and the Initial Purchaser, on terms reasonably acceptable to the Company and the Initial Purchaser (the "Registration Rights Agreement").

            The Capital Securities, the Guarantee and the Junior Subordinated Debentures are collectively referred to herein as the "Securities." This Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement, the Registration Rights Agreement and the Securities are referred to collectively as the "Operative Documents." Capitalized terms used herein without definition have the respective meanings specified in the Final Memorandum (as defined below).

            The sale of the Capital Securities to the Initial Purchaser will be made without registration of any of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions from the registration requirements of the Securities Act. The Initial Purchaser has advised the Company that the Initial Purchaser will offer and sell the Capital Securities purchased hereunder in accordance with Section 4 hereof as soon as it deems advisable.

            In connection with the sale of the Capital Securities, the Company and the Trust have prepared a final offering memorandum, dated July 21, 1998 (including any and all exhibits thereto and any information incorporated by reference therein, the "Final Memorandum"). The Final Memorandum sets forth certain information concerning the Company, the Trust and the Securities. Each of the Company and the Trust hereby confirms that it has authorized the use of the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchaser. Unless stated to the contrary, all references herein to the Final Memorandum are to the Final Memorandum at the Execution Time (as defined below) and are not meant to include any amendment or supplement, or any information incorporated by reference therein, subsequent to the Execution Time and any references herein to the terms "amend," "amendment" or "supplement" with respect to the Final Memorandum shall be deemed to refer to and include any information filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the Execution Time which is incorporated by reference therein.

            1. Representations and Warranties. The Company and the Trust jointly and severally represent and warrant to, and agree with, the Initial Purchaser as set forth below in this Section 1.


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                  (a)   The Company is duly incorporated and validly existing
as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease, and operate its properties and conduct its business substantially as described in the Final Memorandum; the Company is duly registered under the Bank Holding Company Act of 1956, as amended; the Company has no subsidiaries except those described in the Final Memorandum (each a "Subsidiary"); the Company owns, directly or indirectly, beneficially and of record all of the outstanding capital stock of each Subsidiary free and clear of any claim, lien, encumbrance or security interest, except as described in the Final Memorandum. The Company and each of its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which any of them own or lease properties, has an office, or in which the business conducted by any of them makes such qualification necessary, except where the failure to so qualify would not be reasonably likely to have a material adverse effect on the financial condition, business, assets, properties, results of operations, or net worth of the Company and its Subsidiaries taken as a whole, or on the ability of the Company and the Trust to consummate the transactions contemplated by this Agreement ("Material Adverse Effect"); and no proceeding has been instituted in any jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                  (b) The Trust Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Administrators (as defined in the Trust Agreement) of the Trust, and, assuming due authorization, execution and delivery by the Delaware Trustee and the Property Trustee, be a valid and binding obligation of the Company and such Administrators, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity ("Bankruptcy and Equity"). Each of the Administrators of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

                  (c) Each of the Guarantee Agreement, and the Indenture has been duly authorized by the Company and, on the Closing Date will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Guarantee Trustee, in the case of the Guarantee, and by the Indenture Trustee, in the case of the Indenture, will be a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to Bankruptcy and Equity.

                  (d) The Capital Securities, the Exchange Securities (as defined in the Registration Rights Agreement) and the Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered against payment therefor on the Closing Date to the Initial Purchaser, in the case of the Capital Securities, and to the Company, in the case of the Common Securities, or, in the case of the Exchange Securities, when issued and delivered in accordance with the Registration Rights Agreement in exchange for Capital Securities, will be validly issued and represent undivided beneficial interests in the assets of the Trust. The issuance of none of the Capital Securities, the Exchange Securities or the Common Securities is subject to preemptive or other similar rights. On the Closing Date, all of the


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issued and outstanding Common Securities will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance.

                  (e) The Junior Subordinated Debentures have been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture, and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor by the Trust as described in the Final Memorandum, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to Bankruptcy and Equity.

                  (f) Each of this Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Trust.

                  (g) The Securities, the Common Securities and the Operative Documents will on the Closing Date conform in all material respects to the descriptions thereof contained in the Final Memorandum.

                  (h) Neither the Trust nor the Company or any Subsidiary, is, or with the giving of notice or lapse of time or both will be, in violation or breach of, or in default under, nor will the execution or delivery of, or the performance and consummation of the transactions contemplated by this Agreement (including the offer, sale, or delivery of the Capital Securities), conflict with, or result in a violation or breach of, or constitute a default under, any provision of the organizational documents of the Trust or the Certificate of Incorporation or Bylaws (as amended or restated) of the Company, or other governing documents of the Trust, the Company or any Subsidiary, or of any provision of any agreement, contract, mortgage, deed of trust, lease, loan agreement, indenture, note, bond, or other evidence of indebtedness, or other material agreement or instrument to which the Trust, the Company or any Subsidiary is a party or by which any of them is bound or to which any of their properties is subject, except for such conflicts, violations, breaches and defaults which would not be reasonably likely to have a Material Adverse Effect nor will the performance by the Company or the Trust of their obligations hereunder violate any rule, regulation, order, or decree, applicable to the Trust, the Company or any Subsidiary of any court or any regulatory body, administrative agency, or other governmental body having jurisdiction over the Trust, the Company or any Subsidiary or any of their respective properties, or any order of any court or governmental agency or authority entered in any proceeding to which the Trust, the Company or any Subsidiary was or is now a party or by which it is bound, except those violations, if any, described in the Final Memorandum or which would not be reasonably likely to have a Material Adverse Effect. No consent, approval, filing, authorization, registration, qualification, or order, including with or by any bank regulatory agency, is required for the execution, delivery, and performance of this Agreement or the consummation of the transactions contemplated by this Agreement (other than such that have been obtained or made, or those which the failure to obtain or make would not be reasonably likely to have a Material Adverse Effect), except for compliance with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Blue Sky Laws applicable to


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the offering of the Capital Securities by the Initial Purchaser. This Agreement
constitutes a valid and binding obligation of the Company and the Trust and is enforceable against the Company and the Trust in accordance with its terms.

                  (i) Other than as disclosed in the Final Memorandum, there is no material litigation or governmental proceeding, action, or investigation pending or, to the knowledge of the Trust or the Company, threatened, to which the Trust, the Company or any Subsidiary is or may be a party or to which property owned or leased by the Company or any Subsidiary is or may be subject, or related to environmental or discrimination matters, or which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

                  (j) Either the Company or a Subsidiary, as the case may be, has good and marketable title in fee simple to all items of real property and good title to all the personal properties and assets reflected as owned by the Company or a Subsidiary in the Final Memorandum, in each case clear of all liens, mortgages, pledges, charges, or encumbrances of any kind or nature except those, if any, reflected in the financial statements described above (or elsewhere in the Final Memorandum) or which are not material to the Company and its Subsidiaries taken as a whole; all properties held or used by the Company or a Subsidiary under leases, licenses, franchises or other agreements are held by them under valid, existing, binding, and enforceable leases, franchises, licenses, or other agreements with respect to which it is not in material default.

                  (k) All documents delivered or to be delivered by the Company, the Trust or any of their representatives in connection with the issuance and sale of the Capital Securities were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, true, complete, and correct in all material respects. The Incorporated Documents, when they were or are filed with the Securities and Exchange Commission (the "Commission"), as the case may be, complied or will comply, as the case may be, in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable.

                  (l) The Company and each Subsidiary have filed all necessary federal and all state and foreign income and franchise tax returns and paid all taxes shown as due thereon, except those being contested in good faith; and no tax deficiency has been asserted or threatened against the Company or any Subsidiary that would be reasonably likely to have a Material Adverse Effect, except as described in the Final Memorandum.

                  (m) The Company or a Subsidiary owns or possesses adequate rights to use all trademarks, service marks, trade names, trademark registrations, servicemark registrations, copyrights, and licenses necessary for the conduct of the business of the Company and the Subsidiaries or ownership of their respective properties, and neither the Company nor any Subsidiary has received notice of conflict with the asserted rights of others in respect thereof which has not been resolved.

                  (n) The Company and each Subsidiary have in place and effective such policies of insurance, with limits of liability in such amounts, as are normal and prudent


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in the ordinary scope of business similar to that of the Company and such
Subsidiary in the respective jurisdiction in which they conduct business.

                  (o) The Company and each Subsidiary have and hold and, at the Closing Date, are operating in compliance with, and have fulfilled and performed all of their material obligations with respect to, all permits, certificates, franchises, grants, easements, consents, licenses, approvals, charters, registrations, authorizations, and orders (collectively, "Permits") required under all laws, rules, and regulations in connection with their respective businesses, and all of such Permits are in full force and effect except where the failure to have, hold, fulfill or perform such obligations would not be reasonably likely to have a Material Adverse Effect; and to the Company's knowledge, there is no pending proceeding, and neither the Company nor any Subsidiary has received notice of any threatened proceeding, relating to the revocation or modification of any such Permits. Neither the Company nor any Subsidiary is (by virtue of any action, omission to act, contract to which it is a party or by which it is bound, or any occurrence or state of facts whatsoever) in violation of any applicable federal, state, municipal, or local statutes, laws, ordinances, rules, regulations and/or orders issued pursuant to foreign, federal, state, municipal, or local statutes, laws, ordinances, rules, or regulations (including those relating to any aspect of banking, bank holding companies, environmental protection, occupational safety and health, and equal employment practices) heretofore or currently in effect, except such violation that has been fully cured or satisfied without recourse or that is not reasonably likely to have a Material Adverse Effect.

                  (p) The deposits of BSB Bank & Trust Company are insured by the Federal Deposit Insurance Corporation ("FDIC") up to the legal limits.

                  (q) The Final Memorandum, at the date hereof, does not and at the Closing Date will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Trust make no representation or warranty as to the information contained in or omitted from the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchaser specifically for inclusion therein.

                  (r) Neither the Company nor the Trust, nor any of their Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of any of the Securities under the Securities Act.

                  (s) Neither the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation
D) in connection with any offer or sale of any of the Securities. Neither the Company nor any Affiliate has engaged in any distribution of any of the Securities or entered into any agreement with respect to the


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distribution of any of the Securities except with the Initial Purchaser. The
Company has not offered or sold, and will not offer or sell, any of the Securities, except as contemplated by this Agreement.

                  (t) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

                  (u) Neither the Company nor the Trust is an "investment company," or an entity "controlled" by an "investment company," in each case within the meaning of Section 3(c) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), without regard to Section 3(c) of the Investment Company Act.

                  (v) The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

                  (w) Neither the Company nor the Trust has paid or agreed to pay to any person any compensation for soliciting another to purchase any of the Securities (except as contemplated by this Agreement).

                  (x) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C. 3801, et seq. (the "Business Trust Act") with the trust power and authority to own property and to conduct its business substantially as described in the Final Memorandum and to enter into and perform its obligations under the Operative Documents. The Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not be reasonably likely to have a material adverse effect on the financial condition, business, assets, properties, results of operation, or net worth of the Trust. The Trust is not a party to or otherwise bound by any agreement other than the Operative Documents. The Trust is and will, under current law, be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

                  (y) The consolidated financial statements (including the notes thereto) and schedules of the Company and its consolidated subsidiaries appended to or included or incorporated by reference in the Final Memorandum comply as to form in all material respects with the requirements of the Securities Act and fairly present in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company and its consolidated subsidiaries, and the results of operations and changes in financial condition as of the dates and for the periods therein specified, subject, in the case of interim financial statements, to normal, recurring year-end adjustments. Such consolidated financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein).

                  (z) Since the respective dates as of which information is provided in the Final Memorandum, except as otherwise specifically stated therein, there has been no


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material adverse change or development (resulting from litigation or otherwise)
with respect to the indebtedness of the Company or any Subsidiary (except as may result from the closing of the transactions contemplated by this Agreement), or the financial condition, capital stock, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business (a "Material Adverse Change").

                  (aa) The provisions of any employee benefit plan ("Benefit Plan") as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in which the Company or any Subsidiary is a participating employer are in compliance with ERISA and applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), in all material respects, and neither the Company nor any Subsidiary is in violation of ERISA or applicable provisions of the Code. The Company, each Subsidiary, or the plan sponsor thereof, as the case may be, has duly and timely filed the reports required to be filed by ERISA in connection with the maintenance of any Benefit Plans in which the Company or any Subsidiary is a participating employer, and no facts, including any "reportable event" as defined by ERISA and the regulations thereunder, exist in connection with any Benefit Plan in which the Company or any Subsidiary is a participating employer which might constitute grounds for the termination of such plan by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate U.S. District Court of a trustee to administer any such plan or result in a material liability to the Company or any Subsidiary under Title IV of ERISA.

            Any certificate signed by any officer of the Company and delivered to the Initial Purchaser or to counsel for the Initial Purchaser pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company to the Initial Purchaser as to the matters covered thereby.

            2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Trust jointly and severally agree to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company and the Trust, the Capital Securities with an aggregate stated liquidation amount of $30,000,000 at a purchase price equal to 100% of the stated liquidation amount thereof. As compensation to the Initial Purchaser for its commitments hereunder and in view of the fact that the proceeds from the sale of the Capital Securities will be used to purchase Junior Subordinated Debentures of the Company, the Company will pay, on the Closing Date concurrently with the purchases and sales pursuant to the preceding sentence, to the Initial Purchaser, a commission per Capital Security equal to 2.25% of the stated liquidation amount thereof. Any payment pursuant to this Section 2 shall be made by wire transfer in immediately available funds to the U.S. account designated in writing by the party entitled to receive such payment.

            3. Delivery and Payment. Delivery of and payment for the Capital Securities shall be made at 9:30 AM, New York City time, on July 24, 1998, or such later date as the Initial Purchaser shall designate, which date and time may be postponed by agreement between the Initial Purchaser, on the one hand, and the Company and the Trust, on the other hand, (such date and time of delivery and payment for the Capital Securities being herein


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called the "Closing Date").

            Delivery of the Capital Securities shall be made at such location, and in such names and denominations, as the Initial Purchaser shall designate at least one business day in advance of the Closing Date. The Company and the Trust agree to have the Capital Securities available for inspection and checking by the Initial Purchaser in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date. The closing for the purchase and sale of the Capital Securities shall occur at the offices of Arnold & Porter, 555 Twelfth Street, N.W., Washington, D.C. 20004, or such other place as the parties hereto shall agree.

            4. Offering by the Initial Purchaser. It is understood that the Initial Purchaser proposes to offer the Capital Securities for sale as set forth in the Final Memorandum. The Initial Purchaser represents and warrants to and agrees with the Company and the Trust that:

                  (a) It has not offered or sold, and will not offer or sell, any of the Securities except to those it reasonably believes to be (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of any Capital Securities is aware that such sale is being made in reliance on Rule 144A or (ii) other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D).

                  (b) Neither it nor any person acting on its behalf has made or will make offers or sales of any of the Securities by means of any form of general solicitation or general advertising (within the meaning of Regulation
D).

                  (c) The Initial Purchaser will deliver to each purchaser of the Capital Securities, in connection with its original placement of the Capital Securities, a copy of the Final Memorandum as amended and supplemented at the date of such delivery.

            5. Covenants. The Company and the Trust covenant with the Initial Purchaser that:

                  (a) The Company and the Trust will furnish to the Initial Purchaser and to counsel for the Initial Purchaser, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as it may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                  (b) Neither the Company nor the Trust will amend or supplement the Final Memorandum, other than by filing documents under the Exchange Act which are incorporated by reference therein, without the prior written consent of the Initial Purchaser; provided, however, that, prior to the completion of the distribution of the Capital Securities by the Initial Purchaser (as determined by the Initial Purchaser), neither the Company nor the Trust will file any document under the Exchange Act which is incorporated by reference in the Final Memorandum unless, prior to such proposed filing, the Company or the Trust has furnished the Initial Purchaser with a copy of such document for its review and the Initial Purchaser has not reasonably objected to the filing of such document, except that the Company can file any such document under the Exchange Act which counsel to the Company shall advise the Company is required in order to comply with applicable law. The Company and the Trust will promptly advise the Initial Purchaser when any document filed under the Exchange Act which is incorporated by reference in the Final Memorandum shall have been filed with the Commission.

                  (c) If at any time prior to the completion of the distribution of the Capital Securities by the Initial Purchaser (as determined by the Initial Purchaser), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company and the Trust will promptly notify the Initial Purchaser of the same and, subject to the requirements of paragraph (b) of this Section 5, will prepare and provide to the Initial Purchaser pursuant to paragraph (a) of this Section 5 an amendment or supplement which will correct such statement or omission or effect such compliance.

                  (d) The Company and the Trust, in cooperation with the Initial Purchaser, will arrange for the qualification of the Capital Securities for sale by the Initial Purchaser under the laws of such jurisdictions as the Initial Purchaser may designate and will maintain such qualifications in effect so long as required for the sale of the Capital Securities; provided, however, that neither the Company nor the Trust shall be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not now so subject. The Company or the Trust, as the case may be, will promptly advise the Initial Purchaser of the receipt by the Company or the Trust, as the case may be, of any notification with respect to the suspension of the qualification of the Capital Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  (e) On or prior to the second anniversary of the Closing Date, neither the Company nor the Trust will, nor will either of them permit any of its Affiliates to, resell any Capital Securities that have been acquired by any of them.

                  (f) Neither the Company nor the Trust will, nor will either of them permit any of its Affiliates, nor any person acting on its or their behalf, to, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of any of the Securities under the Securities Act.

                  (g) Neither the Company nor the Trust will, nor will either of them permit any of its Affiliates, nor any person acting on its or their behalf, to, engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in

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connection with any offer or sale of the any of the Securities. Neither the
Company nor any Affiliates will engage in any distribution of any of the Securities or enter into any agreement with respect to the distribution of any of the Securities, except with the Initial Purchaser. The Company will not offer or sell any of the Securities, except as contemplated by this Agreement.

                  (h) So long as any of the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, each of the Company and the Trust will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities. The information provided by the Company and the Trust pursuant to this Section 5(h) will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (i) Each of the Company and the Trust will cooperate with the Initial Purchaser and use its best efforts to permit the Capital Securities to be eligible for clearance and settlement through the electronic book-entry system of The Depository Trust Company.

                  (j) Neither the Company nor the Trust will, until 90 days following the Closing Date, without the prior written consent of the Initial Purchaser, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of, directly or indirectly (other than the Exchange Securities), (i) any Capital Securities or other securities of the Trust other than the sale of the Common Securities to the Company and the sale of the Capital Securities to the Initial Purchaser, in each case as contemplated by this Agreement, (ii) any securities that are substantially similar to the Securities or (iii) any other securities convertible into, or exercisable or exchangeable for, any of (i) or (ii), or enter into an agreement, or announce an intention, to do any of the foregoing.

                  (k) Except as reflected in or contemplated by the Final Memorandum, since the respective dates as of which information is given in the Final Memorandum and prior to the Closing Date:

                        (i) neither the Company nor any Subsidiary will incur any material liabilities or obligations, direct or contingent, or enter into any material transaction not in the ordinary course of business without the prior consent of the Initial Purchaser; and

                        (ii) neither the Company nor any Subsidiary will pay or declare any dividend or other distribution with respect to its capital stock and neither the

Company nor any Subsidiary will become delinquent in the payment of principal or interest on any outstanding debt obligations; and

                  (l) The Company agrees to pay (i) the costs incident to the authorization, issuance, sale and delivery of the Capital Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Final Memorandum and any amendments or supplements thereto;
(iii) the costs of distributing the Final Memorandum and any amendments or supplements thereto; (iv) the fees and expenses of qualifying the Capital Securities under the securities laws of the several jurisdictions as provided in
Section 5(d) hereof and of preparing, printing and distributing Preliminary and Supplemental Blue Sky Memoranda (including related reasonable fees and expenses of counsel to the Initial Purchaser); (v) all fees and expenses, if any, incurred in connection with the admission of such Securities for trading in PORTAL; (vi) the fees and expenses of the Property Trustee (as defined in the Trust Agreement), the Guarantee Trustee and the Indenture Trustee; and (vii) all other costs and expenses incident to the performance of the obligations of the Company and the Trust.

            6. Conditions to the Obligations of the Initial Purchaser. The obligations of the Initial Purchaser to purchase the Capital Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Trust contained herein as of the date and time that this Agreement is executed (the "Execution Time") and the Closing Date, to the accuracy of the statements of the Company and the Trust made in any Capital Securities pursuant to the provisions hereof, to the performance by the Company and the Trust of their obligations hereunder and to the following additional conditions:

                  (a) The Company shall have furnished to the Initial Purchaser on the Closing Date, except as otherwise expressly provided below:

                        (i) An opinion of Hogan & Hartson L.L.P. counsel to the Company, dated as of the Closing Date, in form and substance substantially in the form attached hereto as Exhibit A.

                        (ii) The favorable opinion, dated the Closing Date, of White & Case, counsel to the Property Trustee and the Delaware Trustee, substantially in the form attached hereto as Exhibit B.

                        (iii) The favorable opinion, dated the Closing Date, of Morris, James, Hitchens & Williams, special Delaware counsel to the Company and the Trust, substantially to the effect and in the form attached hereto as Exhibit C.

                        (iv) The favorable opinion, dated the Closing Date, of Richards, Layton & Finger, special Delaware counsel to the Delaware Trustee, substantially to the effect and in the form attached hereto as Exhibit D.

                        (v) The favorable opinion, dated the Closing Date, of Arnold & Porter, counsel to the Initial Purchaser as to such matters as the Initial Purchaser shall reasonably request.

            In rendering such opinions specified in clause (a)(i), (ii) or (v) above, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of New York, provided that (A) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Initial Purchaser, and (B) counsel shall state in their opinion that they believe that they and the Initial Purchaser are justified in relying thereon. Insofar as such opinions involve factual matters, such counsel may rely, to the extent such counsel deems proper, upon certificates of officers of the Company, its subsidiaries and the Trust and certificates of public officials.

                  (b) At the time this Agreement is executed and also on the Closing Date, there shall be delivered to the Initial Purchaser a letter addressed to the Initial Purchaser from PricewaterhouseCoopers LLP, the Company's independent accountants, the first letter to be dated the date of this Agreement and the second letter to be dated the Closing Date, which shall be in form and substance reasonably satisfactory to the Initial Purchaser and shall contain information as of a date within five days of the date of such letter. There shall not have been any change set forth in any letter referred to in this subsection (b) that makes it impracticable or inadvisable in the reasonable judgment of the Initial Purchaser proceed with the public offering or purchase of the Capital Securities as contemplated hereby.

                  (c) On the Closing Date, a certificate signed by the Chairman of the Board, the President, a Vice Chairman of the Board or any Executive or Senior Vice President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum and this Agreement and that:

                        (i) The representations and warranties of each of the Company and the Trust in this Agreement are true and correct in all material respects on and as of the Closing Date, with the same effect as if made on the Closing Date, and each of the Company and the Trust has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                        (ii) Each of the respective signatories of the certificate has carefully examined the Final Memorandum, and any amendments or supplements thereto, and, to his knowledge, such documents contain all material statements and information required to be made therein, and neither the Final Memorandum nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and, since the date of the Final Memorandum, no event has occurred that was required to be set forth in an amended or supplemented Final Memorandum that has not been so set forth; provided, however, that no representation need be made as to information contained in or omitted from the Final Memorandum or any amendment or supplement in reliance upon and in conformity with written information furnished to the Company and the Trust by the Initial Purchaser; and

                        (iii) Since the date of the Final Memorandum, there has not been any Material Adverse Change or a development involving a prospective Material Adverse Change of the Company and its Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as disclosed in the Final Memorandum as heretofore amended or (but only if the Initial Purchaser expressly consents thereto in writing) as disclosed in an amendment or supplement thereto delivered to the Initial Purchaser after the execution of this Agreement; since such date and except as so disclosed or in the ordinary course of business, neither the Company nor any Subsidiary has incurred any liability or obligation, direct or indirect, or entered into any transaction that is material to the Company or such Subsidiary, as the case may be, not contemplated in the Final Memorandum; since such date and except as so disclosed there has not been any change in the outstanding capital stock of the Company, or any change that is material to the Company and its Subsidiaries taken as a whole in the short-term debt or long-term debt of the Company or any Subsidiary; since such date and except as so disclosed, neither the Company nor any of its Subsidiaries have incurred any material contingent obligations, and no material litigation is pending or, to their knowledge threatened against the Company or any Subsidiary; since such date and except as so disclosed, no labor problem exists or is imminent with employees of the Company or any Subsidiary that would be reasonably likely to have a Material Adverse Effect; and, since such date and except as so disclosed, neither the Company nor any of its Subsidiaries have sustained any material loss or interference from any strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order, or decree.

                  (d) Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such ratings that does not indicate the direction of a possible change.

                  (e) Prior to the Closing Date, the Company and the Trust shall have furnished to the Initial Purchaser such further information, certificates and documents as the Initial Purchaser may reasonably request.

                  (f) At the Closing Date, each of the Operative Documents shall have been duly authorized, executed and delivered by each party thereto, and copies thereof shall have been delivered to the Initial Purchaser.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions, certificates and documents mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser and counsel for the Initial Purchaser, this Agreement and all obligations of the Initial Purchaser hereunder may be canceled at, or at any time prior to, the Closing Date by the Initial

Purchaser. Notice of such cancellation shall be given to the Company and the Trust in writing or by telephone or telegraph confirmed in writing.

            The documents required to be delivered by this Section 6 shall be delivered at the offices of counsel for the Initial Purchaser on the Closing Date.

            7. Reimbursement of Initial Purchaser's Expenses. If the sale of the Capital Securities provided for herein is terminated or indefinitely suspended because any condition to the obligations of the Initial Purchaser set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Initial Purchaser, the Company will reimburse the Initial Purchaser upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Capital Securities. Any such termination or suspension shall be without liability of any party to the other except that the provisions of this Section 7, and Sections 5(k) and 8 shall remain effective and shall apply.

            8. Indemnification and Contribution. (a) The Company and the Trust agree jointly and severally to indemnify and hold harmless the Initial Purchaser, the directors, officers, employees and agents of the Initial Purchaser and each person who controls the Initial Purchaser within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Final Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Trust will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Trust by or on behalf of the Initial Purchaser specifically for inclusion therein; and provided, further, that the Company and the Trust will not be liable under the provisions of this Section 8 with respect to the Final Memorandum to the extent that any such loss, claim, damage or liability results from the fact that the Initial Purchaser sold Capital Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Memorandum (as then amended or supplemented if the Company shall have furnished such amendments or supplements thereto to the Initial Purchaser prior to the written confirmation of such sale) if the Final Memorandum (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. This indemnity agreement will be in addition to any liability which the

Company or the Trust may otherwise have.

                  (b) The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under Section 8(a) hereunder.

                  (c) The Initial Purchaser agrees to indemnify and hold harmless the Company and the Trust, each of their directors, trustees, officers and each person who controls the Company or the Trust within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Trust to the Initial Purchaser, but only with reference to written information relating to the Initial Purchaser furnished to the Company and the Trust by or on behalf of the Initial Purchaser specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Initial Purchaser may otherwise have. The Company and the Trust acknowledge that the statements set forth in the final paragraph of the cover page, on the inside front cover regarding Stabilization, and the statements regarding the Initial Purchaser set forth in the second, third, sixth and seventh paragraphs under the heading "Plan of Distribution" in the Final Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchaser for inclusion in the Final Memorandum, and the Initial Purchaser confirms that such statements are correct.

                  (d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a), (b) or (c) above unless and to the extent that the indemnifying party did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of one such separate counsel (in addition to local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (e)   In the event that the indemnity provided in paragraph
(a), (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless any indemnified party for any reason, the Company, the Trust and the Initial Purchaser agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Trust and the Initial Purchaser may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust and by the Initial Purchaser from the offering of the Capital Securities; provided, however, that in no case shall the Initial Purchaser be responsible for any amount in excess of the underwriting discount or commission applicable to the Capital Securities purchased by the Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Trust and the Initial Purchaser shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Trust and of the Initial Purchaser in connection with the statement or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Trust shall be deemed to be equal to the total net proceeds from the offering of the Capital Securities (before deducting expenses), and benefits received by the Initial Purchaser shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth in the Final Memorandum. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Trust or the Initial Purchaser. The Company, the Trust and the Initial Purchaser agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of the Initial Purchaser shall have the same rights to contribution as the Initial Purchaser, and each person who controls the Company or the Trust within the meaning of either the Securities Act or the Exchange Act, each officer of the Company and each director of the Company and each trustee or administrator of the Trust shall have the same rights to contribution as the Company and the

Trust, subject in each case to applicable terms and conditions of this paragraph
(e).

            9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchaser, by notice given to the Company and the Trust prior to delivery of and payment for the Capital Securities, if prior to such time (i) trading in any of the Company's securities shall have been suspended by the Commission or NASDAQ or trading in securities generally on the NASDAQ National Market System shall have been suspended or limited or minimum prices shall have been established on the NASDAQ National Market System, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the offering or delivery of the Capital Securities as contemplated by the Final Memorandum (exclusive of any supplement thereto).

            10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Trust or their respective officers or trustees and of the Initial Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchaser, the Company or the Trust or any of the officers, directors or trustees, administrators or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Capital Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

            11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Initial Purchaser, will be mailed, delivered or telegraphed and confirmed to it at Two World Trade Center, 85th Floor, New York, New York 10048, attention of Donald W. Delson; if sent to the Company or the Trust, will be mailed, delivered or telegraphed and confirmed to it at 58-68 Exchange Street, Binghampton, New York 13902 (telephone number
(607) 779-2492), Attention: Larry Denniston.

            12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

            13. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Trust and the Initial Purchaser.

                                    Very truly yours,

                                    BSB BANCORP, INC.



                                    By:
                                       -------------------------
                                       Name:
                                       Title:


                                    BSB CAPITAL TRUST I

                                    By:BSB BANCORP, INC.
                                       as Depositor


                                    By:
                                       -------------------------
                                       Name:
                                       Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

KEEFE, BRUYETTE & WOODS, INC.



By:
    --------------------------
     Name:
     Title:

                                    EXHIBIT A


            The opinion of special counsel to the Company to be delivered pursuant to Section 6(a)(i) of the Purchase Agreement shall be substantially to the effect that:

            1. The Company is a corporation existing and in good standing under the laws of the State of Delaware with requisite corporate power and authority to own its properties and conduct its business as described in the Final Memorandum, except for such power and authority the absence of which would not have a material adverse effect on the Company, and is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

            2. The Company and each Subsidiary have been duly incorporated or organized and are validly existing as corporations or banking associations in good standing under the laws of the jurisdiction of organization, with full corporate power and authority to own, lease, and operate their respective properties and conduct their respective businesses as described in the Final Memorandum; the Company and each Subsidiary are qualified to do business as foreign corporations under the corporation laws of each jurisdiction in which the Company or such Subsidiary, as the case may be, owns or leases properties, has an office, or in which business is conducted and such qualification is required, except where the failure to so qualify would not have a material adverse effect.

            3. The Company has full corporate power and authority to execute, deliver, and perform the Purchase Agreement; the Purchase Agreement has been duly authorized, executed and delivered by the Company, and constitutes a legal, valid, and binding obligation of the Company and is enforceable against each of the Company and the Trust in accordance with its terms.

            4. The Trust Agreement has been duly authorized, executed and delivered by the Company, and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

            5. The Guarantee Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

            6. The Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

            7. The Junior Subordinated Debentures have been duly authorized, executed and delivered by the Company and when duly authenticated in accordance with the Indenture and delivered and paid for in accordance with the Junior Subordinated Debenture

Purchase Agreement to be dated as of July __, 1998, by and between the Company and the Trust, will be valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms.

            8. The Trust is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

            9. The statements set forth in the Final Memorandum under the captions "Supervision, Regulation and Other Matters," "Description of Capital Securities," "Description of Junior Subordinated Debentures," "Description of Guarantee" and "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee," insofar as they purport to describe legal conclusions or provisions of the laws referred to therein, fairly summarize the legal matters described therein.

            10. To the extent that the summary set forth in the Final Memorandum under the caption "Certain Federal Income Tax Consequences" constitutes matters of law or purports to describe certain provisions of the U.S. federal income tax laws, it is an accurate summary in all material respects of the matters discussed therein, subject to the assumptions and conditions described therein.


            11. Neither the issue and sale of the Capital Securities or the Junior Subordinated Debentures, the execution and delivery of the Operative Documents by the Company or the Trust, the consummation of any other of the transactions contemplated in any Operative Document nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under any New York or United States law or regulation applicable to the Company or the Trust (other than state securities laws (as to which such counsel need express no opinion)).

            12. Such counsel has no reason to believe that the Final Memorandum (other than the financial statements and financial and statistical data included therein, as to which no opinion need be rendered), at the Execution Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made not misleading.

            13. To such counsel's knowledge, except as disclosed in the Final Memorandum, there are no material legal or governmental proceedings pending to which the Company or any Subsidiary is a party or of which any property of the Company or any Subsidiary is the subject which are required to be disclosed in the Final Memorandum or which would affect the consummation of the transactions contemplated in the Purchase Agreement, the Indenture or the Capital Securities; and to such counsel's knowledge there are no proceedings which are threatened by governmental authorities or others.

            14. To such counsel's knowledge there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described in the Final Memorandum other than those described therein or incorporated by reference thereto, and such instruments as are summarized in the Final Memorandum are fairly summarized in all material respects.

            15. No approval, authorization, consent, registration, qualification or other order of any public board or body is required in connection with the execution and delivery of the Purchase Agreement, the Trust Agreement, the Guarantee Agreement, and the Indenture or the issuance and sale of the Capital Securities or the consummation by the Company of the other transactions contemplated by the Purchase Agreement, the Trust Agreement, the Guarantee Agreement, or the Indenture, except such as have been obtained under the Securities Act, the Exchange Act and the Trust Indenture Act or such as may be required under the blue sky or securities laws of various states in connection with the offering and sale of the Capital Securities (as to which such counsel need express no opinion).

            16. The execution and delivery of the Purchase Agreement, the Trust Agreement, the Guarantee Agreement, and the Indenture, the issue and sale of the Capital Securities and the Junior Subordinated Debentures, the compliance by the Company with the provisions of the Capital Securities, the Junior Subordinated Debentures, the Indenture and the Purchase Agreement and the consummation of the transactions herein and therein contemplated will not constitute a breach of, or default under, the articles of incorporation or by-laws of the Company or a breach or default under any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel to which either the Company or any Subsidiary is a party or by which either of them or any of their respective properties may be bound except for such breaches as would not have a material adverse effect on the Company and its Subsidiaries considered as one enterprise, nor will such action result in a violation on the part of the Company or any Subsidiary of any applicable law or regulation or of any administrative, regulatory or court decree known to such counsel.

            17. None of the Trust Agreement, the Indenture or the Guarantee Agreement requires qualification under the Trust Indenture Act of 1939, as amended, for the offer and sale of the Capital Securities to the Initial Purchaser or the initial reoffer and resale of the Capital Securities by the Initial Purchaser solely in the manner contemplated by the Offering Memorandum and the Purchase Agreement.

                                    EXHIBIT B


            The opinion of counsel to the Property Trustee and the Delaware Trustee to be delivered pursuant to Section 6(a)(ii) of the Purchase Agreement shall be substantially to the effect that:

            1. The Property Trustee is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of New York.

            2. The Indenture Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Indenture.

            3. The Guarantee Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Guarantee Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Guarantee Agreement.

            4. The Property Trustee has the requisite power and authority to execute and deliver the Trust Agreement, and has taken all necessary corporate action to authorize the execution and delivery of the Trust Agreement.

            5. Each of the Trust Agreement, the Indenture and the Guarantee Agreement has been duly executed and delivered by the Property Trustee, the Indenture Trustee and the Guarantee Trustee, respectively, and constitutes a legal, valid and binding obligation of the Property Trustee, the Indenture Trustee and the Guarantee Trustee, respectively, enforceable against the Property Trustee, the Indenture Trustee and the Guarantee Trustee, respectively in accordance with its respective terms, except that certain payment obligations may be enforceable solely against the assets of the Trust and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and transfer or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law), and by the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

            6. The Subordinated Debentures delivered on the date hereof have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

                                    EXHIBIT C


            The opinion of counsel, as special Delaware counsel to the Company and the Trust to be delivered pursuant to Section 6(a)(iii) of the Purchase Agreement shall be substantially to the effect that:

            1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust under the Delaware Business Trust Act have been made.

            2. Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority to own its property and to its conduct its business, all as described in the Final Memorandum under the caption "BSB Capital Trust I."

            3. The Trust Agreement constitutes a valid and binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms.

            4. Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under, the Purchase Agreement, and (ii) to issue and perform its obligations under the Capital Securities and the Common Securities.

            5. Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Trust of the Purchase Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

            6. The Capital Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Trust Agreement. The Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Holders may be obligated to make payments and provide indemnity and/or security as set forth in the Trust Agreement.

            7. Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Capital Securities and Common Securities is not subject to preemptive rights.

            8. The Common Securities have been duly authorized by the Trust Agreement and are duly and validly issued undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Trust Agreement.

            9. The issuance and sale by the Trust of the Capital Securities and Common Securities, the purchase by the Trust of the Junior Subordinated Debentures, the execution, delivery and performance by the Trust of the Purchase Agreement, the consummation by the Trust of the transactions contemplated by the Purchase Agreement and the compliance by the Trust with its obligations thereunder are not prohibited by (i) any of the provisions of the Certificate of Trust or the Trust Agreement or (ii) any applicable Delaware statute or administrative regulation.

                                    EXHIBIT D


            The opinion of counsel, as special Delaware counsel to Delaware Trustee to be delivered pursuant to Section 6(a)(iv) of the Purchase Agreement shall be substantially to the effect that:

            1. Delaware Trustee is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of Delaware.

            2. The Delaware Trustee has the requisite power and authority to execute and deliver the Trust Agreement, and has taken all necessary corporate action to authorize the execution and delivery of the Trust Agreement.